SUBSCRIPTION AGREEMENT

FOR

SERIES F CONVERTIBLE PREFERRED STOCK AND WARRANTS

i2 Telecom International, Inc.

5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

Ladies and Gentlemen:

The undersigned subscriber (“Subscriber”) hereby tenders this Subscription Agreement (this “Agreement” or (“Subscription Agreement”) in accordance with and subject to the terms and conditions set forth herein:

1.	Subscription.

1.1       Subscriber hereby subscribes for and agrees to purchase from i2 Telecom, Inc., a Washington corporation (the “Company”), the number of shares (the “Shares”) of Series F Convertible Preferred Stock, no par value per share (the “Series F Preferred Stock”), of the Company, at a purchase price of $1,000 per Share. For each Share purchased by Subscriber, the Company will issue to Subscriber, for no additional consideration, a warrant to purchase 5,714 shares of common stock, no par value, of the Company (the “Common Stock”), which Warrant will be in substantially the form of Exhibit A attached hereto (the “Warrants”). The rights and preferences of the Series F Preferred Stock are set forth in the Certificate of Designations of Rights and Preferences of Series F Convertible Preferred Stock of the Company, a copy of which is attached hereto as Exhibit B (the “Certificate of Designations”).

1.2       This Agreement is part of an offering of up to $8,000,000 of Series F Preferred Stock and Warrants being conducted by the Company (the “Offering”). In addition, the Company may engage one or more placement agents to assist the Company in selling the Series F Preferred Stock and Warrants in the Offering, in which event, the Company may compensate any such placement agents in cash (not to exceed seven percent (7%)) of the dollar amount placed by such placement agent in the Offering and warrants to purchase up to seven percent (7%) of the Series F Preferred Stock and Warrants placed by such placement agent in the Offering.

1.3       Subscriber understands that it will not earn interest on any funds held by the Company prior to the date of closing of the Offering. The Company may hold an initial closing of the Offering (the “Initial Closing”) at any time designated by the Company. The date of the Initial Closing is hereinafter referred to as the “Initial Closing Date.” The Company may hold additional interim closings after the Initial Closing provided that the terms of the Offering are the same for each closing. Any such interim closings are each hereinafter referred to as an “Additional Closing” and shall occur on one or more dates each hereinafter referred to as an “Additional Closing Date.” The Initial Closing Date and the Additional Closing Dates are each hereinafter sometimes referred to as a “Closing Date.” The last Closing is sometimes referred to herein as the “Final Closing.” Upon receipt by the Company of the requisite payment for all shares of Series F Preferred Stock to be purchased by the subscribers whose subscriptions are accepted at the Initial Closing or any Additional Closing, as applicable, and subject to the satisfaction of certain conditions, the Series F Preferred Stock and Warrants so purchased will be issued in the name of each such subscriber, and the name of such subscriber will be registered on the stock transfer books of the Company as the record owner of such shares of Series F Preferred Stock and Warrants. The Company will promptly thereafter issue to each subscriber participating in such closing a stock certificate for the shares of Series F Preferred Stock so purchased as well as a Warrant for the corresponding number of Warrants allocable to such holder.

1.4       Subscriber hereby agrees to be bound hereby upon (i) execution and delivery to the Company of the signature page to this Agreement and (ii) written acceptance on the Initial Closing Date or an Additional Closing Date, as the case may be, by the Company of Subscriber’s subscription, which shall be confirmed by faxing to the Subscriber the signature page to this Agreement that has been executed by the Company (the “Subscription”).

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2.	Offering Material.

2.1       Subscriber represents and warrants that it is in receipt of and that it has carefully read the following items:

(a)	The Company’s Form 10-K for the period ended December 31, 2008 (the “Form 10-K”);

(b)        All other documents filed by the Company with the Securities and Exchange Commission (the “Commission”) subsequent to the Company’s Form 10-K and prior to the date of this Agreement; and

(c)        The Agreement in Principle, dated April 7, 2009, by and between the Company and DeFi Mobile, Ltd., a Delaware corporation, as amended by Amendment No. 1 to the Agreement in Principle, dated April 15, 2009.

The documents listed in this Section 2.1 shall be referred to herein as the “Disclosure Documents.”

3.	Conditions to Subscriber’s Obligations.

3.1       The obligation of Subscriber to purchase the Shares and Warrants contemplated by this Agreement (the “Transaction”) is subject to the satisfaction on or prior to the Closing Date of such purchase of the following conditions set forth in Sections 3.2 through 3.6 hereof.

3.2	The Company shall have executed this Agreement.
3.3	The Board of Directors of the Company shall have adopted resolutions approving the Transaction.

3.4       Subscriber shall have received copies of all documents and information which it may have reasonably requested in connection with the Offering.

3.5       No stop order or suspension of trading shall have been imposed by the American Stock Exchange, the Securities and Exchange Commission (the “SEC”), or any other governmental regulatory body with respect to public trading in Preferred Shares of the Company.

3.6       The representations and warranties of the Company shall be true and correct on and as of the Closing Date as though made on and as of such date; and Subscriber shall have received on the Closing Date a certificate to this effect executed by the Chief Executive Officer of the Company.

4.	Representations and Warranties; Covenants; Survival.

4.1       The Company represents and warrants to Subscriber that, at the date of this Agreement and at the Closing of the purchase of the Shares and Warrant by Subscriber (the “Subscriber Closing”):

(a)        The Company has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms. The Company need not give any notice to, make any filings with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

(b)        The Company and each of its subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their states of incorporation, with all requisite corporate power and authority to carry on the business in which they are engaged and to own the properties they own, and the Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company and each of its subsidiaries are duly qualified and licensed to do business and are in good standing in all jurisdictions where the nature of their business makes such qualification necessary, except where the failure to be

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qualified or licensed would not have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole.

(c)        Except as set forth in the Company’s filings with the SEC, there are no legal actions or administrative proceedings or investigations instituted, or to the best knowledge of the Company threatened, against the Company, that could reasonably be expected to have a material adverse effect on the Company or any subsidiary, any of the Preferred Shares, or the business of the Company and its subsidiaries, or which concerns the transactions contemplated by this Agreement.

(d)        The Company’s audited consolidated financial statements as of December 31, 2007 and 2008, contained in the Form 10-K, including the notes contained therein, fairly present the consolidated financial position of the Company at the respective dates thereof and the results of its consolidated operations for the periods purported to be covered thereby. Such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied with prior periods subject to any comments and notes contained therein. Since December 31, 2008, there has been no material adverse change in the financial condition of the Company from the financial condition stated in such financial statements. As of April 21, 2009, the Company had no shares of Preferred Stock, no par value per share (the “Preferred Stock”), issued and outstanding. The capitalization of the Company, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock as of the Closing Date is as described in Schedule 4.1(d) attached to this Agreement.

(e)        The Company owns the patents and patents pending and trademarks and trademarks pending listed in Schedule 4.1(e) attached hereto (collectively, the “Intellectual Property”). To the Company’s knowledge, the Company has the sole and exclusive right to use the Intellectual Property without infringing or violating the rights of any third parties. No claim has been asserted by any person to the ownership of or right to use any of the Intellectual Property or challenging or questioning the validity or effectiveness of any of the Intellectual Property. None of the Intellectual Property has been cancelled, abandoned or otherwise terminated and has been duly issued or filed, as applicable. The Company has no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of the Company infringes upon or involves, or has resulted in the infringement of, any proprietary right of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened that challenge the rights of the Company with respect thereto.

(f)        The Company, by appropriate and required corporate action, has, or will have prior to the Subscriber Closing, duly authorized the execution of this Agreement and the issuance and delivery of the Shares and Warrants to Subscriber. The Shares are not subject to preemptive or other rights of any stockholders of the Company and when issued in accordance with the terms of this Agreement and the Certificate of Designations, the Shares will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. Neither the issuance of the Shares or Warrants issued hereunder, nor the shares of Common Stock, underlying the Shares and the Warrants (the “Underlying Shares”), will trigger any outstanding antidilution rights.

(g)        Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the Articles of Incorporation or Bylaws of the Company, or of any of its subsidiaries, and, will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Company, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company, or any of its subsidiaries, other than such breaches, defaults or liens which would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company is not in default under any provision of its Articles of Incorporation or Bylaws or other organizational documents or under any provision of any agreement or other instrument to which it is a party or by which it is bound or of any law, governmental order, rule or regulation so as to affect adversely in any material manner its business or assets or its condition, financial or otherwise.

(h)        The Disclosure Documents, taken together, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein to make the statements contained therein not misleading.

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(i)        The Company has provided Subscriber with all material public information in connection with the business of the Company and the transactions contemplated by this Agreement, and no representation or warranty made, nor any document, statement, or financial statement prepared or furnished by the Company in connection herewith contains any untrue statement of material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

(j)        This Agreement, including the Exhibits attached hereto, has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(k)        No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares and Warrants under this Agreement.

(l)        The Company has timely filed with the SEC all documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (collectively, the “SEC Filings”). On their respective dates of filing, the SEC Filings complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC.

(m)       The Company is not now, and after the sale of the Shares and Warrants under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Preferred Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(n)        The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

(o)        The Company has not taken any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Underlying Stock in any manner in contravention of applicable securities laws.

(p)        Subject to the accuracy of the Subscriber’s representations and warranties in Section 9 below, the offer, sale, and issuance of the Shares and Warrants in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

(q)        Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares and Warrants to the Subscriber. The issuance of the Series F Preferred Stock and Warrants under the offering will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of the Securities Act or any applicable rules of the American Stock Exchange. The Company will not make any offers or sales of any security (other than the Series F Preferred Stock and Warrants in the Offering) that would cause the offering of the Shares and Warrants to be integrated with any other offering of securities by the Company for purposes of any registration requirement under the Securities Act.

(r)        The Company is in material compliance with all applicable securities (or “Blue Sky”) laws of the states of the United States in connection with the issuance and sale of the Shares and Warrants to Subscriber and the issuance of the other shares of Series F Preferred Stock and Warrants to other subscribers in the Offering.

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5.	Transfer Rights.

5.1       Subscriber acknowledges that it is acquiring the Shares and Warrants for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act and any applicable state or other securities laws (“State Acts”). Subscriber further agrees that it will not sell, assign, transfer or otherwise dispose of any of the Shares, Warrants or Underlying Shares (collectively, the “Securities”) in violation of the Securities Act or State Acts and acknowledges that, in taking unregistered securities, it must continue to bear economic risk in regard to its investment for an indefinite period of time because of the fact that none of the Securities have been registered under the Securities Act or State Acts and further realizes that the Securities cannot be sold unless subsequently registered under the Securities Act and State Acts or an exemption from such registration is available. Subscriber further recognizes that the Company is not assuming any obligation to register the Securities. Subscriber also acknowledges that appropriate legends reflecting the status of the Securities under the Securities Act and State Acts may be placed on the face of the certificates for the Securities at the time of their transfer and delivery to the holder thereof. This Agreement is made with Subscriber in reliance upon Subscriber’s above representations.

5.2       The Securities may not be transferred except in a transaction which is in compliance with the Securities Act and State Acts. It shall be a condition to any transfer of the Securities that the Company shall be furnished with an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that the proposed transfer would be in compliance with the Securities Act and State Acts. Notwithstanding the foregoing, furnishing such opinion of counsel shall not be a condition to any transfer of the Securities to an affiliate of Subscriber, including for this purpose if Subscriber is an investment company, any fund or account advised by Subscriber’s investment adviser or any affiliate thereof.

6.	Registration Rights.
6.1	See Exhibit C attached hereto.
7.	Pre-emptive Rights.

7.1       The Company will not issue or sell any New Securities (as defined below) in a Financing Transaction (as defined below) without first offering to Subscriber, by delivery of written notice, the right to buy Subscriber’s Pro Rata Part (as defined below) of such New Securities at the price and upon the conditions at which the Company proposes to issue and sell such New Securities. Subscriber shall have the right, for a period of five (5) days after receipt of such written notice, to notify the Company in writing of Subscriber’s intention to so purchase such offered New Securities and the Company shall then sell to such Subscriber the amount of such Offered Securities specified by Subscriber (which amount shall not be greater than Subscriber’s Pro Rata Part (as such is determined in the preceding sentence)).

7.2       After giving the notice and opportunity for the Stockholders to participate as required under subsection (a) above, the Company shall have one hundred eighty (180) days thereafter to issue and sell the New Securities not elected nor eligible to be purchased by Subscriber at the price and upon the terms no more favorable to the purchasers of such New Securities than specified in the Company’s notice under subsection (a) above. In the event the Company has not sold such New Securities within said one hundred eighty (180) day period, the Company shall not hereafter issue or sell any New Securities without first offering such securities in the manner provided above.

7.3	The following terms shall have the following meanings:

(a)        “Financing Transaction” shall mean the raising of equity or debt in a private transaction for the sole purpose of financing the Company, but excluding: (i) any debt financing by a bank or financial institution; and (ii) securities offered by the Company to the public in a transaction or transactions required to be registered under the Securities Act

(b)        “New Securities” shall mean any shares of capital stock of the Company (“Capital Stock”) whether now or hereafter authorized, and all rights, options or warrants to purchase shares of Capital Stock, and

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securities or indebtedness of any type whatsoever that are, or may become, convertible into or exchangeable for Capital Stock and any units consisting of securities or indebtedness and Capital Stock or rights, options or warrants therefore.

(c)        “Pro Rata Part” shall mean, in any particular instance, the proportion which the number of shares of Common Stock owned by Subscriber (assuming for this purpose that all securities exercisable, exchangeable or convertible for shares of Common Stock (“Common Stock Equivalents”) owned by such Stockholder have been fully exercised, exchanged, or converted) bears to the aggregate number of shares of Common Stock owned by all security holders of the Company (assuming for this purpose that all Common Stock Equivalents have been fully exercised, exchanged or converted).

8.	Closing.

8.1       The closing of the sale of the Shares and Warrants to Subscriber shall take place at the offices of the Company at such time as the Company shall specify, but no later than ten days after the date that this Agreement is tendered to the Company by Subscriber. Subscriber may terminate this Agreement by giving written notice to the Company if such closing has not occurred within such timeframe.

9.         Subscriber Representations. Subscriber hereby represents, warrants and acknowledges and agrees with the Company and Placement Agent as follows:

9.1       Subscriber has been furnished with and has carefully read the Disclosure Documents and is familiar with the terms of the Offering. With respect to individual or partnership tax and other economic considerations involved in this investment, Subscriber is not relying on the Company or any agent or representative of the Company. Subscriber has carefully considered and has, to the extent Subscriber believes such discussion necessary, discussed with Subscriber’s legal, tax, accounting and financial advisers the suitability of an investment in the Shares and Warrants for Subscriber’s particular tax and financial situation.

9.2       Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company. Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber’s attorney, accountant or other adviser(s).

9.3       Subscriber and/or Subscriber’s advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers and to request additional relevant information from a person or persons acting on behalf of the Company concerning the Offering.

9.4       Subscriber is not subscribing for the Shares and Warrants as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

9.5       Subscriber is an “accredited investor,” within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”). Subscriber, by reason of Subscriber’s business or financial experience or the business or financial experience of Subscriber’s professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate thereof, directly or indirectly, can be reasonably assumed to have the capacity to protect Subscriber’s own interests in connection with the transaction. Subscriber further acknowledges that he has read the written materials provided by the Company.

9.6       Subscriber has adequate means of providing for Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares and Warrants for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

9.7       Subscriber has such knowledge and experience in financial, tax and business matters so as to enable Subscriber to use the information made available to Subscriber in connection with the Offering to evaluate the merits and risks of an investment in the Shares and Warrants and to make an informed investment decision with respect thereto.

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9.8       Subscriber acknowledges that the Securities have not been registered under the Securities Act or under any State Act. Subscriber understands further that in absence of an effective registration statement, the Securities can only be sold pursuant to some exemption from registration.

9.9       Subscriber recognizes that investment in the Shares and Warrants involves substantial risks. Subscriber acknowledges that he has reviewed the risk factors identified within the Disclosure Documents. Subscriber further recognizes that no Federal or state agencies have passed upon this offering of the Preferred Shares or made any finding or determination as to the fairness of this investment.

9.10      Subscriber acknowledges that each certificate representing the Securities shall contain a legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

9.11      If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Shares and Warrants, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Shares and Warrants; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring the Shares and Warrants, unless each beneficial owner of such entity is qualified as an “accredited investor” within the meaning of Regulation D and has submitted information substantiating such individual qualification.

9.12      If Subscriber is a retirement plan or is investing on behalf of a retirement plan, Subscriber acknowledges that investment in the Shares and Warrants poses risks in addition to those associated with other investments, including the inability to use losses generated by an investment in the Shares and Warrants to offset taxable income.

10.	Understandings.

Subscriber understands, acknowledges and agrees with the Company as follows:

10.1      The parties hereby acknowledge and agree that, except as otherwise noted herein, upon acceptance from the Company, and in the case of Subscriber, upon notice of acceptance from the Company pursuant to Section 1.4, the Subscription hereunder is irrevocable by the parties, that, except as required by law the parties are not entitled to cancel, terminate or revoke this Agreement or any agreements of the parties hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the parties and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

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10.2      No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment nor any recommendations or endorsement of the Shares and Warrants.

10.3      The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by Subscriber herein.

10.4      It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

10.5      No person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker’s, finder’s or similar fee or commission in connection with this Subscription.

10.6      Subscriber acknowledges that the information furnished in this Agreement by the Company or its advisers in connection with the Offering, is confidential and nonpublic and agrees that all such written information which is material and not yet publicly disseminated by the Company shall be kept in confidence by Subscriber and neither used by Subscriber for Subscriber’s personal benefit (other than in connection with this Subscription), nor disclosed to any third party, except Subscriber’s legal and other advisers who shall be advised of the confidential nature of such information, for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription agreement entered into with the Company). The representations, warranties and agreements of Subscriber and the Company contained herein and in any other writing delivered in connection with the Offering shall be true and correct in all material respects on and as of the Closing Date of such Subscription as if made on and as of the date the Company executes this Agreement and shall survive the execution and delivery of this Agreement and the purchase of the Shares and Warrants.

10.7      IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES AND WARRANTS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

10.8      Subscriber agrees that, as long as Subscriber owns any of the Shares of Warrants, Subscriber will not hold a net-short position in the Common Stock.

11.	Miscellaneous.

11.1      Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid, in the case of the Company, addressed to it at the address set forth below:

i2 Telecom International, Inc. 5070 Old Ellis Pointe, Suite 110 Roswell, Georgia 30076 Facsimile: (770) 663-8282 Attention: Chief Executive Officer

; and in the case of Subscriber to the address for correspondence set forth on the Signature Page to this Agreement.

11.2      This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Washington, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be

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deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

11.3      In any action, proceeding or counterclaim brought to enforce any of the provisions of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party shall be entitled to be reimbursed by the opposing party for all of the prevailing party’s reasonable outside attorneys’ fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

11.4      This Agreement (including the Exhibits and Schedules attached hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. The Company acknowledges that all material facts upon which it has relied in forming its decision to enter into this Agreement are expressly set forth herein and further acknowledges that the Subscriber has not made any representations, express or implied, which are not set expressly set forth herein. This Agreement supercedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

11.5      The Company shall indemnify, defend and hold harmless Subscriber and each of its agents, partners, members, officers, directors, representatives, or affiliates (collectively, the “Subscriber Indemnities”) against any and all losses, liabilities, claims and expenses, including reasonable attorneys’ fees (“Losses”), sustained by Subscriber Indemnities resulting from, arising out of, or connected with any material inaccuracy in, breach of, or nonfulfillment of any representation, warranty, covenant or agreement made by or other obligation of the Company contained in this Agreement (including the Exhibits and Schedules attached hereto) or in any document delivered in connection herewith.

11.6      The Company shall not issue any public statement or press release, or otherwise disclose in any manner the identity of the Subscriber or that Subscriber has purchased the Preferred Shares, without the prior written consent of the Subscriber, except as may be required by applicable law.

12.       Signature. The signature page of this Agreement is contained as part of the applicable Subscription Package, entitled “Signature Page.”

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SUBSCRIPTION AGREEMENT GENERAL INSTRUCTIONS

General Instructions

These Subscription Documents contain all documents necessary to subscribe for the Shares and Warrants in the Offering.

You may subscribe for Shares and Warrants in the Offering by completing the Subscription Agreement in the following manner:

1.	On line (a) of the signature page state the number of Shares you wish to purchase.

2.         On line (b) of the signature page state the total cost of the Shares you wish to purchase. To obtain the cost, multiply the number of Shares you desire to purchase by $1,000.

3.         Sign and state your address, telephone number and social security or other taxpayer identification number on the lines provided on the signature page to the Subscription Agreement and deliver the completed Subscription Agreement with payment of the entire purchase price of the Shares subscribed for as set forth below. Payment should be made in United States Dollars by wire transfer to:

University Bank, Ann Arbor, Michigan ABA # 072413722 Acct # 2687135 Acct Name: i2 Telecom International, Inc. Attn: Dennis Agresta Telephone: (734) 741-5858

The completed and signed Subscription Agreement should be sent to:

i2 Telecom International, Inc. 5070 Old Ellis Pointe, Suite 110 Roswell, Georgia 30076 Facsimile: (770) 663-8282 Attention: Chief Executive Officer

Acceptance of Delivery

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of the completed Subscription Agreement will be reasonably determined by the Company. The Company reserves the absolute right to reject any completed Subscription Agreement, in its sole and absolute discretion. The Company also reserves the right to waive any irregularities in, or conditions of, the submission of completed Subscription Agreements. The Company shall be under no duty to give any notification of irregularities in connection with any attempted subscription for shares of Series F Preferred Stock or Warrants or incur any liability for failure to give such notification. Until such irregularities have been cured or waived, no subscription for shares of Series F Preferred Stock or Warrants shall be deemed to have been made. Any Subscription Agreement that is not properly completed and as to which defects have not been cured or waived will be returned by the Company to the subscriber as soon as practicable.

5490018v.2	10

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The undersigned investor hereby certifies that he or she (i) has received and relied solely upon information provided by the Company, (ii) agrees to all the terms and conditions of this Subscription Agreement, (iii) meets the suitability standards set forth in this Subscription Agreement and (iv) is a resident of the state or foreign jurisdiction indicated below.

The undersigned subscribes for __________ shares of Series F Preferred Stock.

The total cost of the shares of Series F Preferred Stock subscribed for, at $1,000 per Share, is $_______________________.

Name of Subscriber (Print)	If other than Individual check one and indicate capacity of signatory under the signature: [ ] Trust[ ]Estate[ ] Uniform Gifts to Minors Act of State of [ ] Attorney-in-fact[ ] Corporation[ ] Other
Name of Joint Subscriber (if any) (Print) Signature of Subscriber
Signature of Joint Subscriber (if any) Capacity of Signatory (if applicable)	If Joint Ownership, check one: [ ] Joint Tenants with Right of Survivorship[ ] Tenants in Preferred[ ] Tenants by Entirety[ ] Community Property
Social Security or Taxpayer Identification Number Residence Address City State Zip Code Telephone ( ) Telecopy No. __________________________________

Backup Withholding Statement:
Please check this box only if the investor is subject to:

[ ]         backup withholding.

Foreign Person:
Please check this box only if the investor is a:

[ ]   nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate.

The investor agrees to the terms of this Subscription Agreement and, as required by the Regulations pursuant to the Internal Revenue Code, certifies under penalty of perjury that (1) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (2) the investor is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because he has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified him that he is no longer subject to backup withholding and (3) the investor (unless the Foreign Person box above is checked) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

THE SUBSCRIPTION FOR _____________ SHARES OF SERIES F PREFERRED STOCK OF I2 TELECOM INTERNATIONAL, INC. BY THE ABOVE NAMED SUBSCRIBER(S) IS ACCEPTED AS OF ________________, 2009.

i2 TELECOM INTERNATIONAL, INC. By: Andrew L. Berman, Chief Executive Officer

5490018v.2	11

EXHIBIT A

Form of Warrant

[See attached document]

5490018v.2	A-1

EXHIBIT B

Certificate of Designations

[See attached document]

5490018v.2	B-1

EXHIBIT C

Registration Rights

1.	Definitions.
1.1	As used in this Exhibit C, the following terms shall have the meanings:

(a)        “Investor” means Subscriber and any permitted transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Exhibit C and this Subscription Agreement.

(b)        “Person” means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government agency or political subdivision thereof.

(c)        “Prospectus” means the prospectus (including any preliminary prospectus and/or any final prospectus filed pursuant to Rule 424(b) under the Securities Act and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

(d)        “Public Offering” means an offer registered with the Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

(e)        “Registrable Securities” means the Underlying Shares; provided, however, that an Underlying Share shall cease to be a Registrable Security for purposes of this Exhibit C when it no longer is a Restricted Security.

(f)        “Registration Statement” means a registration statement of the Company filed on Form S-3 under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement and Prospectus. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration.

(g)        “Restricted Security” means any Underlying Share except any that (i) have been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) have been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and are not subject to transfer restrictions under the Securities Act.

1.2       All capitalized terms used and not defined herein have the respective meaning assigned to them in the Subscription Agreement.

5490018v.2	B-1

2.	Registration.
2.1	Piggyback Registration Rights.

(a)        If the Company proposes to register any shares of Common Stock (other than a registration (A) on Form S-8 or S-4 or any successor or similar forms, (B) relating to Common Stock issuable upon exercise of employee or consultant share options or in connection with any employee benefit or similar plan of the Company or (C) in connection with a direct or indirect acquisition by the Company of another Person or any transaction with respect to which Rule 145 (or any successor provision) under the Securities Act applies), whether or not for sale for its own account, it will each such time, give prompt written notice at least 20 days prior to the anticipated filing date of the registration statement relating to such registration to the Investors, which notice shall set forth such Investors’ rights under this Section 2.1 and shall offer the Investors the opportunity to include in such registration statement such number of Registrable Securities as the Investors may request. Upon the written request of an Investor made within 10 days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Investors), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Investors, to the extent requisite to permit the disposition of the Registrable Securities to be so registered; provided, however, that (A) if such registration involves a Public Offering, the Investors must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Company and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 2.1 and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Registrable Securities, the Company shall give written notice to the Investors and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

(b)        If a registration pursuant to this Section 2.1 involves a Public Offering and the managing underwriter thereof advises the Company that, in its view, the number of Common Stock, if any, or other Common Stock that the Company and the Investors intend to include in such registration exceeds the largest number of Common Stock (including any other Common Stock or warrants of the Company) that can be sold without having an adverse effect on such Public Offering (the “Maximum Offering Size”), the Company will include in such registration only that number of Common Stock which does not exceed the Maximum Offering Size, in the following order of priorities: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by other holders of securities entitled to participate in the registration, drawn from them pro-rata based on the number of shares each has requested to be included in such registration.

(c)        If as a result of the proration provisions of this Section 2.1(b), the Investors are not entitled to include all such Registrable Securities in such registration, such Investors may elect to withdraw their request to include any Registrable Securities in such registration.

(d)        Notwithstanding the foregoing, the Company shall have no obligations under this Section 2.1 hereof at any time that such Registrable Securities are the subject of an effective registration statement.

3.         Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations, which obligations shall be several and not joint:

3.1       Prior to the first anticipated filing date of the Registration Statement under Section 2.1 hereof, the Company shall provide the Investors with a draft of the Registration Statement, including such information about the Investor as has been provided in the Questionnaire completed by the Investor, together with whatever confirmations, certificates or consents as may be reasonably requested by the Company. In connection with any other Registration Statement including the Investors, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Exhibit C with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten business days prior to the first anticipated filing date of the Registration Statement, the

5490018v.2	B-2

Company shall notify each Investor of the information the Company requires from each such Investor (the “Requested Information”) if such Investor elects to have any of its Registrable Securities included in the Registration Statement. If at least four business days prior to the anticipated filing date the Company has not received the Requested Information from an Investor (a “Non-Responsive Investor”), then the Company shall send such Non-Responsive Investor a reminder of such information request. If at least two business days prior to the anticipated filing date the Company still has not received the Requested Information from such Non-Responsive Investor, then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor. However, promptly upon receipt of the Requested Information, and at the expense of the Non-Responsive Investor, the Company shall file such amendment(s) to the Registration Statement as may be necessary to include therein the Registrable Securities of the Non-Responsive Investor.

3.2       Each Investor by its acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement.

4.         Assignment. Subject to the last sentence of this paragraph, in the event there is not an effective Registration Statement covering the Registrable Securities, the rights to have the Company register Registrable Securities pursuant to this Exhibit C may be assigned or transferred without the prior written consent of the Company. Additionally, subject to the last sentence of this paragraph, consent of the Company shall not be required with respect to any assignment or transfer of Registrable Securities to an affiliate of Investor, including for this purpose if Investor is an investment company, any fund or account advised by Investor’s investment adviser or any affiliate thereof and if the Investor is a partnership, any partner thereof. In the event of any such assignment or transfer by the Investors to any permitted transferee of all or any portion of such Registrable Securities such transfer will be allowed only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

5490018v.2	B-3

SCHEDULE 4.1(d)

Common Stock

-	289,964,426 shares are issued and outstanding

Warrants

-	158,951,496 underlying shares of Common Stock

Incentive Stock Options

-	38,637,667 underlying shares of Common Stock

Preferred Stock

-	None

Convertible Debt

Munoz	$50,000	Convertible Notes	@$.07	=	714,286 underlying shares
Munoz	$50,000	Convertible Notes	@$.12	=	416,667 underlying shares

*Note:  The underlying shares of the Convertible Debt have been included in the above referenced number of issued and outstanding shares of Common Stock.

5490018v.2	S-4.1(d) - 1

SCHEDULE 4.1(e)

Patents and Patents Pending

File No.	Ctry	Short Title	Application / Patent No.	Ap Date	Issue Date

1970-0001	US	DMTR	11/078059 / 7,460,480	3/11/05	12/2/08

1970-0001-CA	CA	DMTR	2,559,891	3/11/05

1970-0001-EP	EP	DMTR	5725432.8 / EP1733492	3/11/05	12/2/08

1970-0001-C	US	MGT	12/262/892	10/31/08

1970-0001-WO	WO	COM	PCT/US2005/08244	3/11/05

1970-0002	US	IP Share	11/202,050	8/11/05

1970-0002-CA	CA	IP Share	2,577,806	8/16/05

1970-0002-EP	EP	IP Share	5805070.9 / EP1779255	8/16/05

1970-0002-WO	WO	IP Share	PCT/US200529324	8/16/05

1970-0003	US	Client Server	11/043,680	1/26/05

1970-0003-WO	WO	Client Server	PCT/US2005/03557	1/26/05

1970-0005-C	US	MEM LTD PRO	10/613,656	7/03/03

1970-0005-CA	CA	MEM LTD PRO	2,494,980	7/03/03

1970-0005-EP	EP	MEM LTD PRO	3763277.5 / EP1527561	7/03/03

1970-0005-WO	WO	MEM LTD PRO	PCT/US2003/21190	7/03/03

1970-0006	US	Cellular Bridge	10/624,433	7/22/03

1970-0006-WO	WO	Cellular Bridge	PCT/US2004/21463	7/02/07

1970-010P	US	MGT	61/014,324	12/17/07
1970-010-WO	WO	MGT	PCT/US2008/012317	10/30/08

1970-010	US	MGT	12/098,947	4/07/08

1970-011P	US	IP&SMS Calls	61/089,097	8/15/08

Licensed Patents - Worldwide

File No.	Ctry	Short Title	Application / Patent No.	Ap Date	Issue Date

US	VSAM	10/972,726 / 7,336,654	10/25/04	2/26/08
US	E-Funds TSF	09/501,874 / 7,120,606	2/10/00	10/10/06

5490018v.2	S-4.1(d) - 1

US	DRM Packets	09/981,358 / 7,343,349	10/15/01	3/11/08

Registered Trademarks

i2Telecom®

GlobalTalk®

VoiceStick®

InternetTalker®

Trademarks Pending

MyGlobalTalk™

LeadTray™

U-Wireless™

YourWireless™

MyMobileBridge™

ThirdNetwork™

LiveWidget™

5490018v.2	S-4.1(d) - 2